UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 16, 2010

THOMPSON CREEK METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120

(Address of Principal Executive Offices)

(303) 761-8801

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former name or former address, if changed since last
report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01.  Entry into a Material Definitive Agreement

As previously disclosed, Thompson Creek Metals Company Inc. (the “Company”) entered into a definitive agreement to acquire all of the issued and outstanding equity of Terrane Metals Corp. (“Terrane”) and simultaneously entered into a letter agreement with Royal Gold, Inc. (“Royal Gold”) with respect to the purchase and sale of 25% of the payable gold from Terrane’s Mt. Milligan Copper Gold Project (the “Gold Stream Transaction”).  Following the announcement of the Gold Stream Transaction, pursuant to a letter agreement dated August 16, 2010 (the “Letter Agreement”), the Company and Royal Gold have agreed to a revised form of the purchase and sale agreement that was attached as Exhibit 1 to the July 15, 2010 letter agreement with Royal Gold (originally included as Exhibit 10.13 to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on July 21, 2010).  Among other changes, the revised form of agreement establishes Royal Gold’s collateral in the Mt. Milligan project, including the relative priority thereof, and provisions governing Royal Gold entering into an intercreditor agreement in respect of future Company financing that is secured by the Mt. Milligan project.

The Letter Agreement with Royal Gold, which includes the revised form of purchase and sale agreement and forms of the underlying security agreements and exhibits thereto, is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 disclosure by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Letter Agreement between Thompson Creek Metals Company Inc. and Royal Gold, Inc., dated August 16, 2010*

*     Certain portions of this exhibit have been omitted by redacting a portion of the text (indicated by asterisks in the text). This exhibit has been filed separately with the U.S. Securities and Exchange Commission pursuant to a request for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

	By:	/s/ Dale Huffman
Date: August 20, 2010	Name:	Dale Huffman
	Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
10.1	Letter Agreement between Thompson Creek Metals Company Inc. and Royal Gold, Inc., dated August 16, 2010*

*     Certain portions of this exhibit have been omitted by redacting a portion of the text (indicated by asterisks in the text).  This exhibit has been filed separately with the U.S. Securities and Exchange Commission pursuant to a request for confidential treatment.